Financial Liabilities	12 Months Ended
Dec. 31, 2024
Disclosure of financial liabilities [abstract]
Financial Liabilities
22.
Financial Liabilities

Financial liabilities breakdown is as follows:

	2024	2023
Borrowings (i) (ii)	39,768	—
Bank overdraft (iii)	10,687	—
Total Finance Liability (iv)	50,455	—

(i) As of December 31, 2024, dLocal entered into borrowing agreements in Argentinean Pesos (AR$) with a financial institution in Argentina to grant advances to merchants. The amount and interest rate of the borrowing is agreed on a daily basis. The interest expense for the twelve-month year ended December 31, 2024, amounts USD 2,308 thousands. In addition, Argentina Treasury Notes for a nominal value of USD 42,052 were held as security for this borrowing. See note 15 for additional information.

(ii) In December 2024, dLocal Colombia S.A.S, entered into a loan agreement with Citibank Colombia S.A. in a total of COP 14,000,000 (USD 3,177), which matured on March 01, 2025. With total payment, principal and interest due at the maturity date.

(iii) As of December 31, 2024, it is mainly related to an overdraft balance with a financial institution in Uruguayan Pesos (UYU) in Uruguay to fund advances to merchants. This overdraft facility is a short-term liability with an annual interest rate of 11%.

(iv) Financial liabilities are presented net of cash payments, have a high turnover, the amounts are large, and the maturity period is three months or less.